Exhibit 99.2

Current Store Profile 1 Rite Aid States & Store Count Rite Aid Distribution Centers As of 9/2/2017 139 14 73 1 576 22 21 274 10 224 115 80 52 25 91 87 222 536 103 79 185 37 68 MA144 RI 43 CT 77 NJ 251 DE 42 D.C. 7 174 596 MD 139

Pro-Forma Store Profile 2 Rite Aid States & Store Count Rite Aid Distribution Centers As of 9/2/2017 139 14 73 1 576 3 274 217 9 534 82 6 62 MA10 CT 34 NJ 133 DE 42 . 323 MD 43 Map represents remaining stores and distribution centers following sale to Walgreens Boots Alliance pursuant to the Amended & Restated Asset Purchase Agreement dated September 18, 2017.